                                                                Exhibit 99(a)(2)

                          FORM OF LETTER OF TRANSMITTAL
                                  To Accompany
             Shares of [ %] Series Preferred Stock ($100 par value)
                              CUSIP No. 709051-20-5
                                       of
                       Pennsylvania Power & Light Company
                   Tendered Pursuant to the Offer to Purchase
                                       by
                              PP&L Resources, Inc.
                               Dated March 3, 1997

-------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
            NEW YORK CITY TIME, ON FRIDAY, APRIL 4, 1997, UNLESS THE
                               OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                  To: Norwest Bank Minnesota, N.A., Depositary

    By Mail:                    By Hand or:               By Hand New York Drop:
                             Overnight Courier

 Norwest Bank                   Norwest Bank                  The Depository
Minnesota, N.A.                Minnesota, N.A                  Trust Company
P.O. Box 64858           161 North Concord Exchange           55 Water Street,
St. Paul,                       South St. Paul,                   1st Floor
Minnesota 55164-0858         Minnesota 55075-1139                 New York,
Attention:                 Attention: Reorganization         New York 10041-0099
  Reorganization                         Department
  Department


                      Questions and Requests for Assistance
                               May Be Directed To:

                            Georgeson & Company Inc.
                                Information Agent
                          Bank and Brokers Call Collect
                                 (212) 440-9800
                            All Others Call Toll Free
                                 (800) 223-2064


         This Letter of Transmittal is to be used for the tender of Shares of [%] Series Preferred Stock of Pennsylvania Power & Light Company only. Any person desiring to tender shares of any other preferred stock of Pennsylvania Power & Light Company for which PP&L Resources, Inc. is making a tender offer must submit the Letter of Transmittal relating to that specific preferred stock.

----------------------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES OF [ %] SERIES PREFERRED STOCK TENDERED
----------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s) (If blank,                          Shares Tendered
    fill in exactly as name(s) appear(s) on certificate(s)                 (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Total Number
                                                                                         of Shares            Number of
                                                                   Certificate         Represented by          Shares
                                                                    Number(s)*         Certificate(s)         Tendered*
                                                               -------------------------------------------------------------

                                                               -------------------------------------------------------------

                                                               -------------------------------------------------------------

                                                               -------------------------------------------------------------
                                                                                                   TOTAL
----------------------------------------------------------------------------------------------------------------------------
* Unless otherwise indicated, the holder will be deemed to have tendered the full number of Shares represented by the tendered certificate(s). See
  Instruction 4.
----------------------------------------------------------------------------------------------------------------------------

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

   Do not send any certificates to the Dealer Manager, the Information Agent, PP&L Resources, Inc. or Pennsylvania Power & Light Company.

         The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the applicable Notice of Guaranteed Delivery or other tender offer materials may be directed to Georgeson & Company Inc., the Information Agent, at Wall Street Plaza, New York, NY 10005, telephone (800) 223-2064 (toll free) or (212) 440-9800 (collect).

         This Letter of Transmittal is to be used only if certificates are to be forwarded herewith. It is furnished for information only to holders whose Shares (as defined below) are to be delivered by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or The Philadelphia Depository Trust Company ("PDTC") (hereinafter together referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under
Section 4--"Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

         Shareowners who cannot deliver certificates for their Shares and all other documents required hereby to the Depositary or for whose Shares a confirmation of delivery pursuant to the procedures for book-entry transfer cannot be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to PP&L Resources, Inc., Pennsylvania Power & Light Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

                                   (BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
---------------------------------------------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE
    THE FOLLOWING:
    Name(s) of tendering shareowner(s)
                                      ---------------------------------------------------------------------
    Date of execution of Notice of Guaranteed Delivery
                                                      -----------------------------------------------------
    Name of institution that guaranteed delivery
                                                -----------------------------------------------------------
    If delivery is by book-entry transfer:

    Name of tendering institution
                                 --------------------------------------------------------------------------
    Check applicable box:

    [_] DTC

    [_] PDTC

    Account No.
                --------------------------------------------------------------------------------------------
    Transaction Code No.
                         -----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to PP&L Resources, Inc., a Pennsylvania corporation ("Resources"), the above-described shares (the "Shares") pursuant to Resources' offer to purchase any and all Shares of the [ %] Series Preferred Stock ($100 par value) (the "[ %] Series Preferred Stock") of Pennsylvania Power & Light Company, a Pennsylvania corporation and a direct subsidiary of Resources ("PP&L"; together with Resources, the "Companies") at a price of [$ ] per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 3, 1997 (the "Offer to Purchase"), receipt of which hereby is acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended with respect to the [ %] Series Preferred Stock, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Resources all right, title and interest in and to all the Shares that are being tendered hereby and constitutes and appoints Norwest Bank Minnesota, N.A., as Depositary, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney, being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates of such Shares and to accept such Shares together with all accompanying evidences of transfer and authenticity, for deposit with the Depositary, (b) present such Shares for transfer on the books of PP&L, (c) issue payment for such Shares and/or certificates for unpurchased Shares or deliver unpurchased Shares to the account of the undersigned, and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareowners for the purpose of receiving payment from Resources and transmitting payment to tendering shareowners.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Resources, Resources will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Companies to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described under Section 4 -- "Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer.

         Unless otherwise indicated under "Special Payment Instructions," the check for the purchase price of any Shares purchased, and/or the return of any certificates for Shares not tendered or not purchased, will be issued in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," the check for the purchase price of any Shares purchased and/or the return of any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) will be mailed to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, the check for the purchase price of any Shares purchased and/or the return of any certificates for Shares not tendered or not purchased will be issued in the name(s) of, and such check and/or any certificates will be mailed to, the person(s) so indicated. The undersigned recognizes that PP&L has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Resources does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                         SPECIAL PAYMENT INSTRUCTIONS
                     (See Instructions 1, 4, 5, 6, and 7)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other someone other than the undersigned.

Issue [_] check and/or [_] certificate(s) to:

Name___________________________________________________________________________
                                (Please Print)

Address________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________
               (Taxpayer Identification or Social Security No.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 4 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased is to be mailed to someone other someone other than the undersigned. or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail [_] check and/or [_] certificate(s) to:

Name___________________________________________________________________________
                                (Please Print)

Address________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

                                    ATTENTION
                     SHAREOWNERS WHO HAVE LOST CERTIFICATES
       Please call PP&L's Investors Services Department at 1-800-345-3085 for assistance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               SOLICITED TENDERS
                             (See Instruction 10)

         Resources will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share [(except that for transactions equal to or exceeding 2,500 Shares, Resources will pay a solicitation fee of $1.00 per Share)] for each Share tendered, accepted for payment and purchased pursuant to the Offer; provided, however, that any fee payable pursuant to this sentence for transactions equal to or exceeding 2,500 Shares shall be paid 80% to the Dealer Manager and 20% to any Soliciting Dealer (which may be the Dealer Manager).

         The undersigned represents that the Soliciting Dealer that solicited and obtained this tender is:

Name of Firm:_________________________________________________________________
                                (Please Print)

Name of Individual Broker or Financial Consultant:____________________________

Identification Number (if known):_____________________________________________

Address:______________________________________________________________________
                              (Include Zip Code)

         The following to be completed ONLY if customer's Shares held in nominee name are tendered.

    Name of Beneficial Owner              Number of Shares Tendered

                     (Attach additional list if necessary)


_________________________________     _____________________________________


_________________________________     _____________________________________

         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Resources; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


________________________________________________________________________________


________________________________________________________________________________
                           Signature(s) of Owner(s)

Dated_____________________________________________________________________, 1997

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (include Zip Code)

Area Code and Telephone No._____________________________________________________


                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

Name of Firm____________________________________________________________________

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Title___________________________________________________________________________

Address of Firm_________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No._____________________________________________________

Dated_____________________________________________________________________, 1997

--------------------------------------------------------------------------------

         This Letter of Transmittal is to be used for the tender of Shares of [ %] Series Preferred Stock only. Any person desiring to tender shares of any other preferred stock of PP&L for which Resources is making a tender offer must submit the Letter of Transmittal relating to that specific preferred stock.


                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer


         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

         2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used only if certificates are to be forwarded herewith pursuant to the procedures set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. Either (a) certificates for all physically delivered Shares, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, or
(b) a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to the [ %] Series Preferred Stock. Shareowners who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender is made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Resources is received by the Depositary on or prior to the applicable Expiration Date and (c) either (i) the certificates for such Shares, together with a properly completed and duly executed Letter of Transmittal for the [ %] Series Preferred Stock and any other documents required by such Letter of Transmittal, or (ii) a confirmation of a book-entry transfer of such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities are received by the Depositary no later than 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the Expiration Date, all as provided under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase.

         The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareowner. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

         No alternative, conditional or contingent tenders will be accepted. See
Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. By executing this Letter of Transmittal, the tendering shareowner waives any right to receive any notice of the acceptance for payment of the Shares.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. Partial Tenders. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case a new certificate for the remainder of the Shares represented by the old certificate will be sent in the name of and to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures of any such certificates or stock powers must be guaranteed by an Eligible Institution.
See Instruction 1.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Resources of the authority of such person so to act must be submitted.

         6. Stock Transfer Taxes. Resources will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 6--"Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

         7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any certificates for Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. A shareowner tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareowner at the Book-Entry Transfer Facility from which such transfer was made.

         8. Substitute Form W-9 and Form W-8. The tendering shareowner is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareowner to 31% Federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering shareowner has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

         9. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to Georgeson & Company Inc., as Information Agent, or Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Manager, at the telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the applicable Notice of Guaranteed Delivery or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at Resources' expense. Shareowners also may contact their local brokers, dealers, commercial banks or trust companies for assistance concerning this Offer.

         10. Solicited Tenders. Resources will pay a solicitation fee of $1.50 per Share [(except that for transactions equal to or exceeding 2,500 Shares, Resources will pay a solicitation fee of $1.00 per Share)] for any Shares tendered, accepted for payment and paid for pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"); provided, however, that any fee payable pursuant to this sentence for transactions equal to or exceeding 2,500 shares shall be paid 80% to the Dealer Manager and 20% to any Soliciting Dealer (which may be the Dealer Manager). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares (i) beneficially owned by such Solicitation Dealer or (ii) registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three New York Stock Exchange trading days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to any person (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Companies, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         11. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Resources, in its sole discretion, and its determination shall be final and binding. Resources reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the sole opinion of Resources, be unlawful. Resources also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares, and Resources' interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Resources shall determine. None of Resources, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         IMPORTANT: This Letter of Transmittal, duly executed, together with certificates and all other required documents or confirmation of book-entry transfer must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, on or prior to the applicable Expiration Date (as defined in the Offer to Purchase).

                           IMPORTANT TAX INFORMATION

         Under Federal income tax law, a shareowner whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareowner's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareowner is an individual, the TIN is his or her social security number. For businesses and other entities, the TIN is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareowner may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareowner with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareowner. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9 and Form W-8

         To avoid backup withholding on payments that are made to a shareowner with respect to Shares purchased pursuant to the Offer, the shareowner is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the shareowner has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or
(b) the Internal Revenue Service has notified the shareowner that he or she is no longer subject to Federal income tax backup withholding. Foreign shareowners must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareowners subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

What Numbers to Give the Depositary

         The shareowner is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                       Payer's Name:  Norwest Bank Minnesota, N.A.
--------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   Part 1--PLEASE PROVIDE YOUR TIN IN                         Social security number OR
                             THE BOX AT RIGHT AND CERTIFY BY                        Employee Identification Number
Form W-9                     SIGNING AND DATING BELOW.
                                                                                             TIN_____________
                          ------------------------------------------------------------------------------------------------
Department of the           Name (Please Print)________________________      Part 2
Treasury Internal
Revenue Service             Address____________________________________                     Awaiting TIN  [_]

                            City______________ State______ Zip Code____
                          -----------------------------------------------------------------------------------------------
                            Part 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Payer's Request for
Taxpayer Identification     (1)      The number shown on this form is my correct taxpayer identification number (or
Number (TIN) and                     a TIN has not been issued to me but I have mailed or delivered an application to
Certification                        receive a TIN or intend to do so in the near future).

                            (2)      I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

                            (3)      All other information provided on this form is true, correct and complete.
                           -----------------------------------------------------------------------------------------------
                             SIGNATURE:_____________________________________________________________ DATE:________________

                             You must crossout item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------------------------------------------------

NOTE:             FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                  PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                  ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                  IN PART 2 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------------------------------------------------
                                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administrative office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number

SIGNATURE:                                                                      DATE:
--------------------------------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:


                                   GEORGESON
                                & COMPANY INC.
                               Wall Street Plaza
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064